UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2021

Date of Report (Date of earliest event reported)

HIRU Corp.

(Exact name of registrant as specified in its charter)

Georgia	001-13226	58-1861457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3331 North 35th Avenue Phoenix, Arizona	85017
(Address of principal executive offices)	(Zip Code)

(928) 208-4486

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

OTC Markets Filing Codes

On May 11, 2021, the Company received the required filing codes from OTC Markets, Inc. (“OTC Markets”) pursuant to its application with OTC Markets made in late March 2021. These filing codes which will allow the Company to file with OTC Markets all mandatory delinquent and current quarterly disclosure statements required under the Pink Basic Disclosure Guidelines (“Quarterly Disclosure Statements”). The Company is filing these Quarterly Disclosure Statements to become a current alternative reporting issuer with OTC Markets. The Company anticipates having all the quarterly filings downloaded with OTC Markets through the first quarter ended March 31, 2021 within 48 to 72 hours from the public posting of this current report.

Engagement of Securities Counsel

The Company has engaged Donald R. Keer, P.E., Esq., a Pennsylvania licensed attorney, to be its securities legal counsel with regards to all OTC Market issues. Mr. Keer will initially assist the Company in its efforts to become current under OTC Markets alternative reporting system by filing the requisite annual legal letter required by OTC Markets. Additionally, Mr. Keer has been tasked with assisting the Company with the removal of the “Caveat Emptor” and Skull and Crossbones Icon with regards to its stock on the OTC Markets site.

OTC Markets – Real Time Level 2 Quotes

The Company has requested to pay the required annual fee to OTC Markets to allow for “Real Time Level 2 Quotes” of its stock price (e.g., will show the real time full, two-sided market price of the Company’s stock) on its landing page at www.otcmarkets.com. This service will allow all our current market shareholders and investors with access to real time stock quotes on our ticker (e.g., HIRU) at no cost to the investor.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPRE POST MEDIA, INC.
DATE: May 11, 2021	By:	/s/ Kathryn Gavin
	Name:	Kathryn Gavin
	Title:	President and Chief Operating Officer

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